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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 1, 2001


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                         0-25251                     04-3447594
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(State or other jurisdiction        (Commission               (I.R.S. employer
of incorporation)                   file number)             identification no.)



        399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS          02144
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        (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------





                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     Attached hereto as Exhibit 99 is a copy of a letter,  dated August 1, 2001, from the Registrant's Senior Vice President, to Richard Lashley and other members of PL Capital - Archimedes Overseas, Ltd. Group (the "Group") responding to certain statements made by the Group.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
  -----------              -----------

     99 Letter, dated August 1, 2001, to Richard Lashley and other members of the PL Capital -Archimedes Overseas, Ltd. Group



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CENTRAL BANCORP, INC.



Date:  August 6, 2001                     By: /s/ John D. Doherty
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                                              John D. Doherty
                                              President